UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2019

FTD Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share(1)	N/A(1)	N/A(1)

(1) On June 13, 2019, the NASDAQ Stock Market (“NASDAQ”) suspended trading of FTD Companies, Inc. common stock, par value $0.0001 per share (“common stock”).  NASDAQ filed a Form 25-NSE with the U.S. Securities and Exchange Commission on June 24, 2019 to delist the common stock from the NASDAQ Global Select Market. The delisting will be effective 10 days after the filing of the Form 25. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 3, 2019 (the “Petition Date”), FTD Companies, Inc. (the “Company”) and substantially all of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions commencing cases under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Debtors’ chapter 11 cases (together, the “Chapter 11 Cases”) are being jointly administered under the caption, In re FTD Companies, Inc., Case No. 19-11240 (LSS) (Bankr. D. Del.).  The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, the Debtors are engaged in ongoing efforts to implement and consummate value-maximizing asset sales of (a) FTD.COM, Florists’ Transworld Delivery and the ProFlowers business (collectively, “FTD”), (b) Personal Creations, and (c) Gourmet Foods (each a “Potential Sale” and together, the “Potential Sales”) for the benefit of the Debtors’ stakeholders.

Key Employee Incentive Plan

On June 28, 2019, the Bankruptcy Court entered an order approving the Company’s Key Employee Incentive Plan (the “KEIP”). The KEIP is designed to provide incentive compensation, based on the transaction value of completed Potential Sales, to five of the Debtors’ senior executives, including Scott D. Levin, President and Chief Executive Officer, Steven D. Barnhart, Executive Vice President and Chief Financial Officer, Tom D. Moeller, Executive Vice President, Florist Division, and Joseph R. Topper, Jr., Executive Vice President and Chief Digital Officer (together, the “NEO KEIP Participants”), and provides an aggregate potential threshold award opportunity of $650,000, an aggregate target award opportunity of $2.15 million and an aggregate maximum award opportunity of $4.0 million. The KEIP replaces any cash-based retention agreements previously entered into between the Company and the NEO KEIP Participants. KEIP awards will be paid to the KEIP participants upon the consummation of the Potential Sale(s) and will be paid out of the proceeds from such Potential Sale(s); provided, however, that the first payment cannot be made until FTD is sold.  If Personal Creations or Gourmet Foods is sold prior to FTD, the applicable KEIP awards will be escrowed and paid only upon FTD being sold.  Each NEO KEIP Participant’s threshold, target and maximum KEIP award opportunities for each Potential Sale are included in the tables below.

FTD SALE

NEO KEIP Participant	Award for Threshold Transaction Value	Award for Transaction Value Between Threshold and Target	Award for Target Transaction Value	Award of Transaction Value Between Target and Maximum	Maximum Award
Scott D. Levin	$202,000	Pro Rata Extrapolation	$610,000	$610,000 + 3.75% of Transaction Value Beyond Target	$1,136,000
Steven D. Barnhart	$138,500	Pro Rata Extrapolation	$420,000	$420,000 + 3.75% of Transaction Value Beyond Target	$780,500
Joseph R. Topper, Jr.	$138,500	Pro Rata Extrapolation	$420,000	$420,000 + 3.75% of Transaction Value Beyond Target	$780,500
Tom D. Moeller	$60,000	Pro Rata Extrapolation	$200,000	$200,000 + 3.75% of Transaction Value Beyond Target	$372,000

PERSONAL CREATIONS SALE

Employee	Award for Threshold Transaction Value	Award for Transaction Value Between Threshold and Target	Award for Target Transaction Value	Award of Transaction Value Between Target and Maximum	Maximum Award
Scott D. Levin	$40,000	Pro Rata Extrapolation	$153,000	$153,000+ 3.75% of Transaction Value Beyond Target	$285,000
Steven D. Barnhart	$27,500	Pro Rata Extrapolation	$105,000	$105,000+ 3.75% of Transaction Value Beyond Target	$196,000
Joseph R. Topper, Jr.	$27,500	Pro Rata Extrapolation	$105,000	$105,000+ 3.75% of Transaction Value Beyond Target	$196,000

GOURMET FOODS SALE

Employee	Award for Threshold Transaction Value	Award for Transaction Value Between Threshold and Target	Award for Target Transaction Value	Award of Transaction Value Between Target and Maximum	Maximum Award
Scott D. Levin	$0	$0	$37,000	$37,000 + 3.75% of Transaction Value Beyond Target	$68,000
Steven D. Barnhart	$0	$0	$25,000	$25,000 + 3.75% of Transaction Value Beyond Target	$46,500
Joseph R. Topper, Jr.	$0	$0	$25,000	$25,000 + 3.75% of Transaction Value Beyond Target	$46,500

If a KEIP participant is terminated for cause or voluntarily resigns, the KEIP participant forfeits all rights to any future KEIP payments. If a KEIP participant’s employment is terminated without cause or a KEIP participant resigns due to death or permanent and total disability, (a) after the applicable transaction agreement is irrevocably agreed but before the transaction value is received, such KEIP participant will be entitled to receive his or her KEIP award, and (b) before the applicable transaction agreement is irrevocably agreed, such KEIP participant will be entitled to a pro-rata portion of his or her KEIP payment in proportion of time worked between the Petition Date and the consummation of the relevant Potential Sale.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations about the timing and execution of the Company’s strategic transactions (including the contemplated sales of substantially all of the Debtors’ assets), the Company’s future financial condition and future business plans and expectations, including statements related to the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments, and the operating expectations during the pendency of the Chapter 11 Cases and impacts to its business related thereto. Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Cases (including, but not limited to, the debtor-in-possession motion), the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring strategy; the conditions to which the Company’s DIP Financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the Company’s and the Debtors’ ability to consummate sales of substantially all of the Debtors’ assets consistent with the milestones set forth in the Interim DIP Order and the terms and conditions of any such sales; the Company’s ability to implement operational improvement efficiencies; uncertainty associated with evaluating and completing any further strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s common stock and the risks related to the Company’s delisting from Nasdaq and trading on the OTC Pink Market and the other factors disclosed in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as updated from time to time in our subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.

Dated: July 3, 2019	By:	/s/ Steven D. Barnhart
		Name:	Steven D. Barnhart
		Title:	Executive Vice President and Chief Financial Officer